ASTORIA FEDERAL SAVINGS
EXPRESS
Banking Center

ASTORIA FINANCIAL CORPORATION

Investor Presentation

Second Quarter Ended

June 30, 2009

www.astoriafederal.com

LONG ISLAND’S PREMIER COMMUNITY BANK

ASTORIA FINANCIAL CORPORATION "Putting people first"

Forward Looking Statement

This presentation may contain a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  Forward-looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors
(many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business;
changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may be determined adverse to us or may delay occurrence or non-occurrence of events longer than we anticipate.  We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

ASTORIA FINANCIAL CORPORATION
"Putting people first"

  NYSE:  AF

Corporate Profile

$21.1 billion in assets

$16.0 billion in loans

$13.6 billion in deposits

8.0% deposit market share in Long Island market

                 –  Largest thrift depository

Insider & ESOP stock ownership: 23%

Well capitalized

                 –       Bank regulatory capital:  target > 6%

                                                 Core and tangible capital:  6.62%

                                                 Risk-based capital:  12.73%

                                                 Tier 1 risk-based capital:  11.46%

All figures in this presentation are as of June 30, 2009, except as noted.

•         1-4 Family loan portfolio increased $69.1 million, or 0.6%, from June 30, 2008, to $11.9 billion with a weighted average rate of 5.52% at June 30, 2009

•         Deposits increased $521.1 million, or 4.0%, from June 30, 2008, to $13.6 billion at June 30, 2009; weighted average rate of deposits declined 57 bp from
            June 30, 2008, to 2.30% at June 30, 2009

•        Net interest income increased $16.5 million, or 17.8% from 2Q08, to $109.1 million for 2Q09

•         Net interest margin increased 35 basis points from 2Q08, or 19.3%, to 2.16% for
            2Q09

•         Pre-tax, pre-provision operating income for the twelve months ended June 30,
            2009 totaled $282.4 million*

•         Tangible book value at June 30, 2009:  $10.95 per share

Financial Highlights

* For a reconciliation of GAAP measures to non-GAAP measures, please refer to the table on page 27.

SOLID
RETURNS

ASTORIA FINANCIAL CORPORATION "Putting people first"

EFFICIENCY

MORTGAGE LENDING

• Portfolio lender,

• 1-4 Family, Multi-Family and CRE

   expertise

• Solid asset quality

RETAIL BANKING

         •    Premier community bank on

                            Long Island

         • Dominant deposit market share

         •   #1 thrift depository in core market

Same Simple Business Model

NOT A MTGE. BANKER

ASTORIA FINANCIAL CORPORATION

"Putting people first"

Primarily short-term, 5/1 jumbo prime hybrid ARMs for portfolio

                    No sub-prime, payment option or negative amortization ARM lending

                    Average loan amount for first six months 2009 production = $720,000

                    Average LTV on 1H09 production = 56% at origination

                    Average LTV on total 1-4 family loan portfolio < 62%*

Multiple delivery channels provide flexibility & efficiency

                    Retail

                    Commissioned brokers covering 17 states**

                    Third party originators – correspondents covering 18 states**

Secondary marketing capability

                    Sale of 15 year and 30 year fixed rate conforming loans

Geographically diversified portfolio

                    Reduces lending concentrations

1-4 Family Mortgage Lending

*  Based on current principal balances and original appraised values.

** All loans underwritten to Astoria’s stringent standards.  Includes Washington, D.C.

ASTORIA FINANCIAL CORPORATION
"Putting people first"

Solid Multi-family/CRE portfolio

          $3.6 billion in portfolio

                                Weighted Average Coupon at June 30, 2009:  5.98%

                                Weighted average LTV < 61%*

                                Average loan < $1 million

Approximately 70% of multi-family portfolio is
subject to rent control or rent stabilization

Limit originations in current economic environment

Multi-family/Commercial Real Estate Lending

* Based on current principal balances and original appraised values.

ASTORIA FINANCIAL CORPORATION
"Putting people first"

•        $13.6 billion in deposits, 85 banking office network

                              Serving the Long Island market since 1888

•        Low cost/stable source of funds – weighted average rate: 2.30%*

•        $12.7 billion, or 93%, of total deposits emanate from within

            5 miles of a branch – no broker or municipal deposits

•        Banking offices with high average deposits contribute to
            efficiency

                              Long Island Offices (82) – Nassau (28), Queens (17), Suffolk (25),
             Brooklyn (12) – Average Deposits of $159 Million

                              Westchester Offices (3) – Average Deposits of $204 Million

•  Alternative delivery channels

                              ATM’s, telephone and Internet banking

* At June 30, 2009

Leading Retail Banking Franchise

ASTORIA FINANCIAL CORPORATION "Putting people first"

Organic growth vs. de-novo branching

Differentiation from competition

                 –             Maintain pricing discipline

                –            Pro-active sales culture – PEAK Process

                –            Focus on customer service – High customer satisfaction

                –            Community involvement – Support over 575 local

                  organizations and not-for-profit agencies in our markets

Astoria Federal is an integral part of the fabric of the communities we serve

Retail Banking Philosophy

ASTORIA FINANCIAL CORPORATION
"Putting people first"

TOTAL 4 COUNTY POPULATION: 7,661,593

Exceeds population of 38 U.S. states

Source: FDIC Summary of Deposits (as of June 30, 2008)

Kings County (Brooklyn)

Population: 2,548,982

Median household income: $43,514

Deposits: $1.6 billion

Branches: 12

Market share: 5%

Rank: #2 thrift, #6 all banks

Queens County

Population: 2,279,742

Median household income: $57,409

Deposits: $3.1 billion

Branches: 17

Market share: 8%

Rank: #1 thrift, #4 all banks

Nassau County

Population: 1,334,459

Median household income: $100,150

Deposits: $5.1 billion

Branches: 28

Market share: 10%

Rank: #1 thrift, #4 all banks

Suffolk County

Population: 1,498,410

Median household income: $86,495

Deposits: $3.1 billion

Branches: 25

Market share: 8%

Rank: #1 thrift, #3 all banks

Long Island Powerhouse

Well Positioned in Key Markets

Overall LI Deposit Share Ranking:

#1- all thrifts,  #4- all banks

ASTORIA FINANCIAL CORPORATION "Putting people first"

Brooklyn, Queens, Nassau and Suffolk

Market Share Trend 1999 - 2008

Note: Data adjusted to include the effect of merger and acquisition activity.

* Astoria’s deposits highlighted above are comprised of retail community deposits. Astoria does not solicit broker or municipal deposits. Reflects one branch closed in 3Q08

Source:  FDIC Summary of Deposits.  Data as of June 30, 2008.  Top 8 represents institutions with deposits exceeding $5 Billion.

($ in millions)

June 08

June 99-08

June 99-08

June 2008

June 99-08

Market

Market Share

Change in #

Institution

Deposits

$

Growth

%

Share

Gain/(Loss)

of Branches

1

TD Bank

$

7,233

$

7,233

100.0

%

4.5

%

4.5

%

60

2

Citibank

19,818

5,977

43.2

12.4

(0.1)

(18)

3

ASTORIA*

12,802

3,608

39.2

8.0

(0.3)

(2)

4

NY Community

10,069

2,026

25.2

6.3

(0.9)

29

5

HSBC

10,461

1,930

22.6

6.5

(1.1)

(6)

6

Capital One

22,800

5,423

31.2

14.2

(1.4)

7

7

Chase

38,034

9,914

35.3

23.7

(1.5)

46

8

Bank of America

5,360

(2,578)

(32.5)

3.3

(3.8)

(2)

     Total - Top 8

$

126,577

$

33,533

36.0

%

79.0

%

(4.6)

%

+ 114

     Total - Core Market

$

160,225

$

48,882

43.9

%

100.0

%

+ 306

Percent

ASTORIA FINANCIAL CORPORATION
"Putting people first"

Low Expense Ratio(1)

(1)   G&A expense ratio represents general and administrative expense divided by average assets.

*        Data is for the quarter ended March 31, 2009.

          Source: SNL Financial – Median Ratios

0.0

0.5

1.0

1.5

2.0

2.5

2004

2005

2006

2007

2008

1Q09*

All U.S. Thrifts

NY Thrifts

AF

•      Credit quality

•    Margin expansion

•        Capital generation

Current Focus

ASTORIA FINANCIAL CORPORATION
"Putting people first"

•       Limited credit risk

                         Conservative underwriting, top quality loans, low LTVs

                         No sub-prime, payment option or negative amortization ARM lending

Non-performing assets: $392 million or 1.86% of total assets

                        Includes $48 million of troubled debt restructuring (“TDR”)

                        Includes $166 million of 6 month delinquent loans reviewed and adjusted to estimated fair value less estimated selling costs

                        No geographic concentration of NPLs

                        Net charge-offs to average loans outstanding:

           72 basis points, first half 2009 annualized

•       Top quality MBS portfolio

                         96% GSE/agency, balance ‘AAA’ rated

                        CMOs, seasoned collateral, well structured with minimal extension risk

                        Average life 1.9 years

Asset Quality Focus

ASTORIA FINANCIAL CORPORATION
"Putting people first"

•      Conservative underwriting standards

                    Purchase and non-cash refinance loans:

75% LTV on jumbo loans up to $1 million; 70% on loans > $1 million

Cash/marketable securities reserve requirements

Cash-out refinance loans

60% LTV on refi jumbo loans up to $1 million; 50% on loans > $1 million

Maximum cash out - $100,000

Cash/marketable securities reserve requirements

Asset Quality

ASTORIA FINANCIAL CORPORATION
"Putting people first"

Asset Quality Metrics

(1)

Includes home equity loans of $303.2 million.

(2)

Includes $110.8 million of net unamortized premiums and deferred loan costs.

(3)

Does not cross foot due to rounding.

($ in millions)

At or for the Six Months Ended June 30, 2009

Consumer &

Multi-family

Construction

Loan portfolio balance

$

11,895.1

$

2,698.1

$

888.5

$

50.2

$

330.2

(1)

$

15,972.9

(2)

Non-performing loans

$

287.9

$

55.3

$

4.5

$

8.4

$

3.9

$

360.0

% of total loans

1.80

%

0.35

%

0.03

%

0.05

%

0.02

%

2.25

%

Net charge-offs

$

31.8

$

23.3

$

1.6

$

1.1

$

1.0

$

58.8

Net charge-offs to avg. loans

39

bp

28

bp

2

bp

1

bp

1

bp

72

bp

(3)

   (annualized)

Other

1-4

Family

Total

CRE

Percent
13
12
11
10
9
8
7
6
5
4
3
2
1
0
09/30/98 12/31/98 03/31/99 06/30/99 09/30/99 12/31/99 03/31/00 06/30/00 09/30/00 12/31/00 03/31/01 06/30/01 09/30/01 12/31/01 03/31/02 06/30/02 09/30/02 12/31/02 03/31/03 06/30/03 09/30/03 12/31/03 03/31/04 06/30/04 09/30/04 12/31/04 03/31/05 06/30/05 09/30/05 12/31/05 03/31/06 06/30/06 09/30/06 12/31/06 03/31/07 06/30/07 09/30/07 12/31/07 03/31/08 06/30/08 09/30/08 12/31/08 03/31/09
MBA - NY
MBA - US
AF

ASTORIA FINANCIAL CORPORATION
"Putting people first"

Source:  MBA National Delinquency Survey.

1-4 Family Delinquency Ratios: AF vs. MBA

Outsourced

Mtge. Servicing

12/31/05

LI Savings Bank

Acquisition

09/30/98

ASTORIA FINANCIAL CORPORATION "Putting people first"

Geographic Composition of 1- 4 Family NPLs

(1)     Includes 29 states and Washington, D.C.

(2)     Does not foot due to rounding.

At June 30, 2009

($ in millions)

Total

% of

% of

1-4 Family

1-4 Family

Non-Performing

1-4 Family

Non-Performing

Non-Performing

Loans as a %

State

Loans

Loans

Loans

of State Totals

New York

$

2,904.2

24

%

$31.0

11

%

1.07

%

Illinois

1,310.1

11

30.9

11

2.36

California

1,235.4

10

47.9

17

3.88

Connecticut

1,234.9

10

24.1

8

1.95

New Jersey

962.2

8

28.4

10

2.95

Virginia

854.7

7

24.5

9

2.87

Massachusetts

839.8

7

14.9

5

1.77

Maryland

815.2

7

37.7

13

4.62

Washington

320.1

3

2.3

1

0.72

Florida

289.9

2

20.6

7

7.11

All other states

(1)

1,128.6

9

25.6

9

2.27

TOTAL

$

11,895.1

100

%

(2)

$287.9

100

%

(2)

2.42

%

Total

1-4 Family

Loans

ASTORIA FINANCIAL CORPORATION
"Putting people first"

Note: LTVs are based on current principal balances and original appraised values.

At June 30, 2009

($ in millions)

1- 4 Family Loan Portfolio Stratification

Non-Performing

Non-Performing

Loans as a %

Loans

of Total Loans

Full income portfolio

$

9,632.1

$

116.4

1.21

%

Alt A < 70% LTV

1,189.1

63.0

5.30

%

Alt A between 70% - 80% LTV

1,073.9

108.5

10.10

%

Total 1-4 family loans

$

11,895.1

$

287.9

2.42

%

Total

Loans

•        Credit quality

•   Margin expansion

•        Capital generation

Current Focus

ASTORIA FINANCIAL CORPORATION
"Putting people first"

Margin expansion opportunities expected due to wider spreads on mortgage lending coupled with declining liability costs:

    2Q09 margin: 2.16%

Cost of deposits for 2Q09: 2.42%

Weighted average rate of deposits at June 30, 2009:  2.30%

Short-term excess liquidity to be reinvested in higher yielding loans

     CDs were either issued or repriced during June 2009 with

    a weighted average rate of 1.73%.

     CDs scheduled to mature within the next three quarters:

3Q09:  $1.1 billion with a weighted average rate of 3.16%

4Q09:  $2.1 billion with a weighted average rate of 3.41%

1Q10:  $2.2 billion with a weighted average rate of 3.20%

    Spread on new loans of between 200 – 250 basis points over new funding costs.

Margin Expansion Opportunities

Note:    CDs referenced herein exclude Liquid CDs

•        Credit quality

•    Margin expansion

•      Capital generation

Current Focus

ASTORIA FINANCIAL CORPORATION
"Putting people first"

  Pre-tax, pre-provision 1H09 operating   income of $134
            million; $268 million 1H09 annualized*

•        Remain profitable throughout 2009 and 2010

    Maintain bank core and tangible regulatory capital > 6%

            °      At June 30, 2009:

Core and tangible capital: 6.62%

Risk-based capital: 12.73%

Tier 1 risk-based capital: 11.46%

Internal Capital Generation

* For a reconciliation of GAAP measures to non-GAAP measures, please refer to the table on page 27.

Percent

ASTORIA FINANCIAL CORPORATION
"Putting people first"

11.46%

At June 30, 2009

(1)

Astoria Federal Savings

*              Tier 1 Risk-based capital in excess of 6% required for well-capitalized designation

12.73%

Bank Regulatory Capital(1)

6.62%

6.62%

0

1

2

3

4

5

6

7

8

9

10

11

12

13

14

Core

Tangible

Risk-Based

Tier 1 Risk-Based*

Regulatory Requirement

Excess Capital

✓

✓

✓

ASTORIA FINANCIAL CORPORATION "Putting people first"

•     Modest margin expansion

Deployment  of excess liquidity

CD’s repricing at lower cost – offset somewhat by lower asset yields

•        Internal tangible capital generation

Continue to remain profitable

•     Maintain bank core and tangible regulatory capital > 6%

Outlook for the remainder of 2009

ASTORIA FINANCIAL CORPORATION

ASTORIA FINANCIAL CORPORATION "Putting people first"

www.astoriafederal.com

LONG ISLAND’S PREMIER COMMUNITY BANK

Addendum

ASTORIA FINANCIAL CORPORATION
"Putting people first"

Reconciliation of GAAP Measures to Non-GAAP Measures

(1)

Adjustments relate to the $1.6 million lower of cost or market write-down of premises and equipment held-for-sale recorded in the 2009 second quarter and the $5.3 million charge in the 2009 first quarter and $77.7 million charge in the 2008 third quarter for the other-than-temporary impairment write-down of securities.

(2)

Adjustments relate to the federal deposit insurance special assessment recorded in the 2009 second quarter.

(3)

Non-GAAP pre-tax, pre-provision income is also referred to as pre-tax, pre-provision operating income throughout this presentation.

(In Thousands)

   GAAP

Adjustments

Non-GAAP

   GAAP

Adjustments

Non-GAAP

Net interest income

$220,731

  $             -

$  220,731

$442,749

  $           -

$ 442,749

Provision for loan losses

100,000

-

100,000

158,000

-

158,000

Net interest income after provision for loan losses

120,731

-

120,731

284,749

-

284,749

Non-interest income (1)

36,372

    6,888

43,260

282

        84,584

84,866

Non-interest expense (2)

139,982

(9,851)

130,131

255,031

(9,851)

245,180

Income before income tax expense

17,121

      16,739

33,860

30,000

      94,435

124,435

Income tax expense

5,625

        5,859

11,484

5,515

       33,053

38,568

Net income

$ 11,496

$   10,880

$    22,376

$ 24,485

$   61,382

$  85,867

Net income

$    11,496

     $  10,880

$    22,376

$    24,485

     $  61,382

$   85,867

Add back:

    Income tax expense

5,625

        5,859

11,484

5,515

       33,053

38,568

    Provision for loan losses

100,000

              -

100,000

158,000

              -

158,000

Pre-tax, pre-provision income (3)

$  117,121

     $  16,739

$  133,860

$  188,000

     $  94,435

$  282,435

For the Twelve Months Ended

June 30, 2009

Income and expense determined in accordance with GAAP (GAAP measures) excluding the charges and related tax effects detailed in the following table (non-GAAP measures) provide a meaningful comparison for effectively evaluating Astoria's operating results.

June 30, 2009

For the Six Months Ended

ASTORIA FINANCIAL CORPORATION

"Putting people first"

Ownership Profile

Shares Outstanding: 97,058,454

At June 30, 2009

ESOP & Other

Benefit Plans

12%

Officers &

Directors

11%

Retail

7%

Institutions

70%

ASTORIA FINANCIAL CORPORATION
"Putting people first"

Solid and Seasoned Management Team

Responsibility

Age

Yrs. in Banking

George L. Engelke, Jr.

Chairman & CEO

Monte N. Redman

President & COO

Alan P. Eggleston

EVP, Secretary & General Counsel

Frank E. Fusco

EVP, Treasurer & CFO

Arnold K. Greenberg

Executive Vice President

Gerard C. Keegan

Vice Chairman & CAO

Gary T. McCann

Executive Vice President

Retail Banking

63

38

Mortgage Lending

56

33

Chief Financial Officer

46

19

Support Services

69

37

Chief Operating Officer

58

35

Legal

55

29

Chief Executive Officer

70

38

ASTORIA FINANCIAL CORPORATION

"Putting people first"

2%

Other

64%

Deposits

28%

Borrowings

6%

Equity

47%

Securities

45%

Loans

8%

Other

Loans

76%

Securities

17%

Other

7%

At December 31, 1999

Assets

Assets

Liabilities & Shareholders’ Equity

Liabilities & Shareholders’ Equity

Total Assets: $21,101,328

At June 30, 2009

Improving Balance Sheet Quality

($ in thousands)

($ in thousands)

Total Assets: $22,696,536

Borrowings

51%

Deposits

42%

Equity

5%

Other

2%

ASTORIA FINANCIAL CORPORATION
"Putting people first"

By Product Type

* Includes loans originated for sale.

$5.6 B

$1.3 B

$3.8 B

31

Other

Other ARM

5/1 ARM

3/1 ARM

1H09

2008

2007

2006

2005

2004

2003

$6.0

$5.0

$4.0

$3.0

$2.0

$1.0

$0.0

$3.2 B

$3.3 B

$2.7 B

$3.8 B

1-4 Family Mortgage Loan Originations*

Net portfolio growth:

($238.3 ) M

+$83.7 M

+$703.2 M

+$456.2 M

+$1.4 B

+$721.3 M

($454.5) M

Weighted Avg. Portfolio

Coupon at Period End

5.26%

5.05%

5.19%

5.48%

5.70%

5.65%

5.52%

ASTORIA FINANCIAL CORPORATION

"Putting people first"

* Includes loans originated for sale.

$1.3 B

$3.8 B

$3.8 B

1-4 Family Mortgage Loan Originations*

$2.7 B

$3.3 B

$3.2 B

By Delivery Channel

$0.0

$1.0

$2.0

$3.0

$4.0

2004

2005

2006

2007

2008

1H09

Retail

Broker

Correspondent

ASTORIA FINANCIAL CORPORATION

"Putting people first"

Total 1-4 Family Loan Originations

$1.3 Billion (1)

Average LTV: 56%

(1)

Includes $248.0 million originated for sale.

(2)

Includes $167.2 million originated for sale.

Total 1-4 Family Loan Originations

$835.7 Million (2)

Average LTV: 56%

For the quarter ended June 30, 2009

5%

New Jersey

9%

Connecticut

15%

Illinois

40%

New York

22%

Other < 5%

9%

Massachusetts

Geographic Composition of 1-4 Family Originations

For the six months ended June 30, 2009

Massachusetts

9%

Other < 5%

17%

New York

44%

Illinois

16%

Connecticut

9%

New Jersey

5%

ASTORIA FINANCIAL CORPORATION *"Putting people first"*

Percentages do not foot to 100% due to rounding

Total 1-4 Family Loan Portfolio

$11.9 Billion

At June 30, 2009

Geographic Composition of 1-4 Family Loan Portfolio

California

10%

Virginia

7%

New York

24%

Connecticut

10%

Maryland

7%

Illinois

11%

New Jersey

8%

Massachusetts

7%

Other < 5%

14%

ASTORIA FINANCIAL CORPORATION "Putting people first"

Geographic Composition of Multi-family/CRE Portfolio Loans

New York,

New Jersey,

Connecticut

93%

Total Multifamily/CRE Portfolio

$3.6 Billion

At June 30, 2009

Florida

3%

Other

4%

ASTORIA FINANCIAL CORPORATION
"Putting people first"

(1)  Branches sold in 1999

(2)  One satellite office closed in 1997

$11,590

86

TOTAL

6,600

35

Long Island Bancorp, Inc.

1998

2,400

14

The Greater NY Savings Bank

1997

1,800

18

Fidelity New York (2)

1995

280

4

Whitestone Savings (RTC)

1990

205

4

Oneonta Federal (1)

1987

25

1

Chenango Federal (1)

1984

100

3

Hastings-on-Hudson Federal

1982

130

5

Citizens Savings (FSLIC)

1979

$       50

2

Metropolitan Federal

1973

Assets

# Branches

Thrift

Year

(in millions)

Acquisition History

ASTORIA FINANCIAL CORPORATION
"Putting people first"

* Note:     59% of the households that have a retail CD or Liquid CD account also have a low cost checking, savings or money market account relationship.

  At June 30, 2009

Core Community Deposits

Now/Demand: $1.6B

Rate: 0.06%

*Liquid CDs: $0.9B

  Rate: 0.95%

Savings: $1.9B

Rate: 0.40%

Money Market: $0.3B

Rate: 0.64%

*Retail CDs: $8.9B

  Rate: 3.31%

Total - $13.6 Billion

Retail CD's

47%

✓

✓

✓

ASTORIA FINANCIAL CORPORATION "Putting people first"

Performance based on Enthusiasm, A ctions and Knowledge

“Sales Oriented and Service Obsessed”

              A “needs” based approach to sales rather than “product”
based approach

              Highly interactive program – daily and weekly meetings
create a focus that is shared throughout the branch network

              Incentives for strong performance, both individual and team

Sales – PEAK Process

  Key Findings : Favorably Positioned Against Competitors

•         74% of Astoria customers are highly satisfied

•         72% of Astoria customers are highly likely to recommend

            Astoria to friend/family member

•         Astoria customers are 25% more likely to net increase their deposit relationship than are competitor customers

•        Satisfaction with the branch is by far the strongest driver of overall satisfaction –  83% of Astoria customers are highly
satisfied with quality of branch service

Customer Satisfaction

ASTORIA FINANCIAL CORPORATION
"Putting people first"

•      Education First

            Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live

•      Neighborhood Outreach

            Supports local organizations that enrich the communities within our market area

            Over 575 community-based organizations and not-for-profit agencies supported in our markets

•      Results/Recognition

            Six consecutive “Outstanding” Community Reinvestment Act ratings by OTS

Astoria Federal is an integral part of the fabric of the communities we serve

Community Involvement

Key Initiatives

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ASTORIA FINANCIAL CORPORATION "Putting people first"

Employee Stock Ownership Plan

-

ESOP

Mortgage Bankers Association

-

MBA

Mortgage-Backed Securities

-

MBS

Office of Thrift Supervision

-

OTS

Non-Performing Loan

-

NPL

Loan-To-Value Ratio

-

LTV

Government Sponsored Enterprise

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GSE

Generally Accepted Accounting Principles

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GAAP

Collateralized Mortgage Obligation

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CMO

General and Administrative Expense

-

G&A

Commercial Real Estate

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CRE

Adjustable Rate Mortgage

-

ARM

Glossary

Contact Information

Astoria Financial Corporation

Attn: Investor Relations

One Astoria Federal Plaza

Lake Success, NY  11042

Address:

ir@astoriafederal.com

Email:

(516) 327-7869

Telephone:

www.astoriafederal.com

Web site:

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